March 5, 2019

DREYFUS OPPORTUNITY FUNDS

- Dreyfus Japan Womenomics Fund

Supplement to Summary Prospectus and Prospectus

 dated August 1, 2018

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, BNY Mellon Asset Management Japan Limited (BNYMAM Japan), to serve as the fund's sub-investment adviser.

The fund is managed by a team of investment professionals employed by BNYMAM Japan, consisting of Makiko Togari, Miyuki Kashima, Masafumi Oshiden, Kazuya Kurosawa and Yoshihiro Aoyama. Mses. Togari and Kashima and Messers. Oshiden and Kurosawa have managed the fund since the fund's inception in August 2018, and Mr. Aoyama has managed the fund since March 2019.  Ms. Togari is the lead portfolio manager of the fund and the Japan Equity Womenomics Strategy at BNYMAM Japan. Ms. Kashima is head of the Japan Equity Investment Division at BNYMAM Japan. Messrs. Oshiden and Kurosawa are investment managers and Mr. Aoyama is an analyst at BNYMAM Japan.

The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of investment professionals who are members of the Japan Equity Investment Division at BNYMAM Japan. Team members Makiko Togari, Miyuki Kashima, Masafumi Oshiden, Kazuya Kurosawa and Yoshihiro Aoyama are jointly and primarily responsible for managing the fund's portfolio. Mses. Togari and Kashima and Messrs. Oshiden and Kurosawa have managed the fund since the fund's inception in August 2018, and Mr. Aoyama has managed the fund since March 2019. Ms. Togari is the lead portfolio manager of the fund and the Japan Equity Womenomics Strategy at BNYMAM Japan, which she joined in April 2013. Ms. Kashima is head of the Japan Equity Investment Division at BNYMAM Japan, which she joined in April 2013. Mr. Oshiden is an investment manager at BNYMAM Japan, which he joined in April 2013. Mr. Kurosawa is an investment manager at BNYMAM Japan, which he joined in May 2013. Mr. Aoyama is an analyst at BNYMAM Japan, which he joined in 2017. Prior to joining BNYMAM Japan, Mr. Aoyama worked as an economist at Asset Management One from 2016 to 2017, and in asset management at Mizuho Financial Group from 2014 to 2016.

4127STK0319

March 5, 2019

DREYFUS OPPORTUNITY FUNDS

- Dreyfus Natural Resources Fund

Supplement to Summary Prospectus and Prospectus

 dated February 1, 2019

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Robin Wehbe, CFA, CMT is the fund's primary portfolio manager, a position he has held since January 2009.  Mr. Wehbe is a director, equity research analyst and member of the Global Equity Research team at Mellon Investments Corporation (Mellon), an affiliate of Dreyfus.  Mr. Wehbe is also an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in the section "Fund Details – Management" in the prospectus:

Robin Wehbe, CFA, CMT is the fund's primary portfolio manager, a position he has held since January 2009.  Mr. Wehbe is a director, equity research analyst and member of the Global Equity Research team at Mellon Investments Corporation, an affiliate of Dreyfus.  He has been employed by Mellon or a predecessor company of Mellon since July 2006, and by Dreyfus since January 2009. Mr. Wehbe manages the fund in his capacity as an employee of Dreyfus.

6006STK0319

March 5, 2019

THE DREYFUS FUND INCORPORATED

DREYFUS OPPORTUNITY FUNDS

- Dreyfus Natural Resources Fund

- Dreyfus Japan Womenomics Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers
DF	Matthew Jenkin
DNRF	Richard Bullock

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Yoshihiro Aoyama[1]	None	N/A	None	N/A	None	N/A

1Because Mr. Aoyama became a portfolio manager of DJWF as of March 5, 2019, his information is as of January 31, 2019.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Yoshihiro Aoyama	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Yoshihiro Aoyama[1]	DJWF	None

1Mr. Aoyama became a portfolio manager of DJWF as of March 5, 2019, and as of that date did not own shares of the fund.

GRP1-SAISTK-0319